INTERMEDIATE BOND FUND OF AMERICA

ANNUAL REPORT
for the Year Ended August 31, 1995
[The American Funds Group(R)]

THE OBJECTIVE OF INTERMEDIATE BOND FUND OF AMERICA(R) is to earn current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The fund invests primarily in a portfolio of securities with effective maturities of between three and 10 years that are rated in the two highest categories by Moody's (Aaa, Aa) or Standard & Poor's (AAA, AA), or in equivalent unrated securities.

These investments include:
- U.S. government and federal agency securities
- High-quality corporate obligations
- GNMA certificates and other mortgage-related and asset-backed securities

In pursuing its objective, the fund seeks to provide more income than short-term obligations such as Treasury bills, and greater stability than longer term bonds. While short-term investments typically offer greater stability of principal and long-term bonds generally offer higher yields, Intermediate Bond Fund of America seeks to take an attractive middle course between the two.

ABOUT OUR COVER:
The fixed-income trading room of the fund's investment adviser, Capital Research and Management Company.

FELLOW SHAREHOLDERS:

What a difference a year makes.

A year ago the bond market was languishing from the effects of the Federal Reserve's actions to raise interest rates amid expectations that strong economic growth would lead to higher inflation.

Things began to look up last November. Fixed-income investors were buoyed by hopes that the newly elected Congress would intensify the fight to reduce the federal budget deficit. Interest rates turned down and bond prices, which move inversely to interest rates, rose. A slowdown in consumer spending and a weakening economy tempered concerns about inflation and continued to fuel a bond market rally through the spring and into the summer. Although interest rates rose temporarily in July and August, bond prices on balance ended the year a bit higher than where they began.

Over the 12 months ended August 31, Intermediate Bond Fund of America paid dividends totaling 92 1/2 cents a share. This represented an income return of...
- 6.9% if you took your dividends in cash, or
- 7.1% if, like most shareholders, you compounded your earnings by reinvesting your dividends in additional fund shares.

Meanwhile, the fund's net asset value began the fiscal year on September 1, 1994 at $13.38 and ended it August 31 at $13.52. This increase in share price, combined with the income return of 7.1%, produced a total return of +8.3% for those who reinvested their dividends. The fund's latest results bring its total return since its inception in February 1988 to +72.6%, or an average annual compound return of +7.5%. This is more than twice the 31.8% increase in the Consumer Price Index during this same period.

The fund entered fiscal 1995 with a relatively short average effective maturity and shortened it somewhat further amid conflicting signals about the strength of business activity and the extent of inflationary pressures. This was designed to protect capital in the event that interest rates moved higher. This conservative posture, along with Intermediate Bond Fund of America's high credit standards, caused the fund to trail the unmanaged Salomon Brothers Broad Investment-Grade Medium Term Index. This index, which has a somewhat longer effective maturity than the fund and also contains higher yielding, lower rated bonds, gained 10.0% on a reinvested basis over the course of the year.

During fiscal 1995, we made a number of adjustments in the fund's portfolio. The portion held in corporate bonds was somewhat reduced as the yield advantage they traditionally enjoy over U.S. Treasury securities narrowed. In effect, we were able to upgrade Intermediate Bond Fund of America's already high-quality portfolio with little sacrifice in yield by increasing the share of the portfolio represented by government bonds. Treasuries and other federal agency obligations currently make up more than two-thirds of the fund's net assets.

Last July, the Federal Reserve lowered its target for the federal funds rate, a key short-term interest rate, by a quarter of one percent. The nation's central bank appeared at that time to take the view that inflationary pressures had subsided and that some easing was warranted to avoid a recession. This was a change in direction for the Fed, which for more than a year had focused on raising rates and warding off inflation. The Fed, as of this writing, has left short-term interest rates unchanged since July.

We believe the near-term outlook for interest rates - and for business generally - is rather uncertain at the moment. Although there have been signs of softening in some parts of the economy, other sectors are showing renewed vigor. It is not yet clear whether the overall pace of growth in the months ahead will be strong enough to intensify inflation and move interest rates up, or weak enough to allow further reductions in rates. Over the long-term, however, we continue to feel that the outlook for inflation, the bond markets and the fund is encouraging.

We look forward to reporting to you again in six months.

Cordially,
Paul G. Haaga, Jr.               Abner D. Goldstine
Chairman of the Board            President
October 12, 1995

HOW A $10,000 INVESTMENT HAS GROWN

The fund results in the chart on this page reflect payment of the maximum sales charge of 4.75%. Thus, the net amount invested was $9,525 versus $10,000 in the Salomon Brothers Broad Investment-Grade Medium Term Index, which is unmanaged and does not reflect sales charges, commissions or expenses. That index also represents a larger universe of fixed-income securities than that in which Intermediate Bond Fund of America invests. The fund invests only in securities rated "AA" or higher, while the Salomon index includes lower rated investment-grade securities - those rated "A" or "Baa/BBB." Securities in these rating categories typically offer higher yields than the higher quality securities in which the fund invests.

February 19, 1988 through August 31, 1995

$18,732
Salomon Brothers Broad Investment-Grade Medium Term Index with interest reinvested

$16,439
Intermediate Bond Fund of America with dividends reinvested

$13,181
Consumer Price Index/+/

/+/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

AVERAGE ANNUAL COMPOUND RETURNS*

                                         Periods ended

                                         8/31/95          9/30/95

Lifetime (since 2/19/88)                 +6.82%           +6.86%

Five Years                               +7.02%           +7.03%

One Year                                 +3.17%           +4.88%


*Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods.

The fund's 30-day yield as of September 30, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 5.45%. The fund's distribution rate as of that date was 6.33%. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund. Fund results elsewhere in this report were computed without a sales charge unless otherwise indicated. Sales charges are lower for accounts of $25,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. HISTORICALLY, THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

A LOOK AT YOUR FUND'S PORTFOLIO - AND THE UNIVERSE IN WHICH IT INVESTS.

Today's bond market is vast and complex, comprising tens of thousands of bonds collectively worth trillions of dollars. The charts and tables that follow give an overview of the bond market and that portion which meets the maturity and quality criteria for Intermediate Bond Fund of America.

The Salomon Brothers Broad Investment-Grade (BIG) Bond Index is a representation of the universe of taxable investment-grade bonds.
Investment-grade bonds are those rated BBB and above by Standard and Poor's and Baa by Moody's Investors Service, two independent credit rating agencies. (Non-investment grade bonds are considered to have "speculative" characteristics.)

The Salomon Brothers Broad Investment-Grade Medium Term Index represents the portion of the universe with maturities up to 10 years -the maximum maturity in which the fund can invest. Within the medium-term segment of the bond market, Intermediate Bond Fund of America's purchases are limited to those rated AA or higher.

Maturity
Less than 1 year        4%
1-3 years              32%
3-7 years              37%
7-10 years             27%

Intermediate Bond Fund of America

               Investment-                             Intermediate

               Grade                Medium-Term        Bond Fund

               Bond Market/1/       Bond Market/2/     of America

Less than      -                    -                  4%
1 year

1-3 years      23%                  29%                32%

3-7 years      36%                  44%                37%

7-10           21%                  27%                27%
years

10+ years      20%                  -                  -

               100%                 100%               100%


/1/Salomon Brothers Broad Investment-Grade (BIG) Bond Index
/2/Salomon Brothers Broad Investment-Grade Medium Term Index

CREDIT QUALITY
AAA                    17%
AA                     11%
Cash Equivalents        3%
U.S. Govt./Agency      69%
Intermediate Bond Fund of America

                 Investment-                           Intermediate

                 Grade              Medium-Term        Bond Fund

                 Bond Market/1/     Bond Market/2/     of America

U.S.             81%                85%                69%
Govt./Agenc
y

AAA              2%                 2%                 17%

AA               4%                 3%                 11%

A                8%                 6%                 -

BBB              5%                 4%                 -

Below BB         -                  -                  -

Cash             -                  -                  3%
Equivalents

                 100%               100%               100%


SECTOR
Asset-Backed                                   12%
Corporate Bonds                                 5%
Non-U.S. Govt. Bonds/Development Agencies/3/       5%
Cash Equivalents                                3%
U.S. Govt./Agency (Non-Mortgage)               48%
Mortgage-Backed                                27%
Intermediate Bond Fund of America

                       Investment-                             Intermediate

                       Grade                  Medium-Term      Bond Fund

                       Bond Market/1/         Bond             of America
                                              Market/2/

U.S.
Govt./Agency

(Non-Mortgage)         53%                    50%              48%

Mortgage-Backed        28%                    35%              27%

Asset-Backed           1%                     1%               12%

Corporate Bonds        15%                    11%              5%

Non-U.S. Govt.

Bonds/Development

Agencies/3/            3%                     3%               5%

Cash Equivalents       -                      -                3%

                       100%                   100%             100%


/3/All non-U.S. bonds in the fund's portfolio as well as those issued by development authorities such as the World Bank are denominated in U.S. dollars and conform to U.S. securities market regulations.

Intermediate Bond Fund of America
Investment Portfolio August 31, 1995

                                                                     Principal      Market        Percent

                                                                     Amount         Value         of Net

Bonds & Notes                                                        (000)          (000)         Assets



INDUSTRIAL & SERVICE-  .59%



BP America Inc. 10.00% 2018 (1998) /1/                               $2,600         $2,919        .19%

Donnelley (R.R) & Sons Co. 9.125% 2000                               2,000          2,210         .15

Schering-Plough Corp. 0% 1996                                        4,000          3,712         .25

                                                                                    --------      -----

                                                                                    8,841         .59

                                                                                    --------      -----



UTILITIES-  .67%



Nippon Telegraph and Telephone Corp. 9.50% 1998                      6,000          6,501         .43

Northern Telecom Ltd. 8.75% 2001                                     3,250          3,552         .24

                                                                                    --------      -----

                                                                                    10,053        .67

                                                                                    --------      -----



FINANCIAL-  4.30%



ABN AMRO Bank NV, Chicago Branch 7.25% 2005                          10,000         10,162        .68

Bank of Nova Scotia 6.5625% /2/ /3/                                  1,000          784           .05

Beverly Finance Corp. 8.36% 2004                                     10,000         10,500        .70

Corporate Property Investors 9.00% 2002                              9,500          10,485        .70

Credit Suisse 8.50% 2004                                             5,000          5,519         .37

General Electric Capital Corp. 8.375% 2001                           1,500          1,626         .11

National Australia Bank Ltd. 9.70% 1998                              3,000          3,265         .22

National Westminster Bancorp Inc. 12.125% 2002 (1997) /1/            1,000          1,113         .07

NatWest Capital Corporation 9.375% 2003                              2,000          2,305         .15

S & S Finance International, Inc. 10.125% Euronotes 1996             12,180         12,743        .85

Societe Generale, New York Branch 9.875% 2003                        5,100          6,013         .40

                                                                                    --------      -----

                                                                                    64,515        4.30

                                                                                    --------      -----



COLLATERALIZED MORTGAGE OBLIGATIONS

 (PRIVATELY ORIGINATED) /4/-  5.70%





Chase Manhattan Bank, NA, Series 1993-I, Class 2A-5, 7.25%           7,500          7,294         .49
2024

Merrill Lynch Mortgage Investors Inc., Series 1992B:

 Class A-2, 8.05% 2012                                               7,500          7,624         .51

 Class A-3, 8.30% 2012                                               10,000         10,384        .69

Nomura Asset Securities Corp., Series 1994-MD1:

 Class A-1A 7.376% 2018 /2/                                          3,760          3,819         .25

 Class A-1B 7.526% 2018  /2/                                         26,040         26,756        1.78

Prudential Home Mortgage Securities Co., Inc.:

 Series 1992-33, Class A-12, 7.50% 2022                              2,000          2,007         .13

 Series 1992-37, Class A-6, 7.00% 2022                               11,710         11,688        .78

Resolution Trust Corp.:

 Series 1992-6, Class A-2B, 8.40% 2024                               3,989          3,984         .27

 Series 1992-7, Class A-2D, 8.35% 2029                               7,453          7,434         .50

Travelers Mortgage Services, Inc., Series 1989-9, Class
Z-2,

 8.80% 2019                                                          4,649          4,649         .30

                                                                                    --------      -----

                                                                                    85,639        5.70

                                                                                    --------      -----

BONDS &  NOTES

ASSET-BACKED OBLIGATIONS /4/-  12.07%

Capstead Securities Corp. III, Series 1991-5, Class G,               12,860         13,150        .88
9.50%

2021

Case Equipment Loan Trust 1995-A  7.30% 2002                         14,052         14,280        .95

Chemical Financial Acceptance Corp., 1989-A, 9.25% 1998              13,444         13,914        .93

Discover Card Trust, Series 1991-D, Class A, 8.00% 2000              10,000         10,378        .69

Ford Motor Credit Co. 1994 - A 6.35% 1999                            1,663          1,667         .11

GCC Home Equity Trust, asset-backed certificates,

1990-1, 10.00% 2005                                                  5,160          5,289         .35

Green Tree Financial Corp., pass-through certificates:

 Series 1993-3, Class A5, 5.75% 2018                                 10,000         9,553         .64

 Series 1995-1, Class A2, 7.80% 2025                                 12,000         12,266        .82

 Series 1995-1, Class A3, 7.95% 2025                                 4,000          4,152         .28

MBNA Credit Card Trust, asset-backed certificates

1991-1, 7.75% 1998                                                   10,000         10,153        .68

Sears Credit Account Trust:

 1991-D, 7.75% 1998                                                  10,000         10,156        .68

 1991-C, 8.65% 1998                                                  10,000         10,209        .68

Standard Credit Card Master Trust I, credit card

participation certificates:

 Series 1991-3, Class A, 8.875% 1999                                 9,050          9,599         .64

 Series 1991-6, Class A,  7.875% 2000                                40,000         41,725        2.78

Town & Country Funding Corp. 5.85% 2000                              15,000         14,513        .96



                                                                                    --------      -----

                                                                                    181,004       12.07

                                                                                    --------      -----



GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) &

 GOVERNMENT AUTHORITIES-  3.95%



British Columbia Hydro & Power Authority                             2,000          2,395         .16

12.50% 2013 (1998)/1/ Ontario (Province of):

 7.75% 2002                                                          10,000         10,574        .70

 7.375% 2003                                                         10,000         10,359        .69

 17.00% 2011 (1996) /1/                                              3,100          3,660         .24

 15.25% 2012 (1997) /1/                                              5,550          6,741         .45

 15.75% 2012 (1997) /1/                                              105            125           .01

 11.50% 2013 (1997) /1/                                              3,000          3,439         .23

 11.75% 2013 (1998) /1/                                              4,500          5,231         .35

County of Orange, California Taxable Pension Obligation

Bonds, Series 1994A, 6.810% 1996                                     5,000          4,450         .30

Republic of Italy  6.00% 2003                                        5,000          4,712         .31

Victorian (Territory of) Public Authorities Finance Agency

 8.45% 2001                                                          7,000          7,595         .51

                                                                                    --------      -----

                                                                                    59,281        3.95

                                                                                    --------      -----



DEVELOPMENT AUTHORITIES-  0.89%



African Development Bank 9.30% 2000                                  3,750          4,172         .28

International Bank for Reconstruction and Development

 14.90% 1997                                                         8,000          9,140         .61

                                                                                    --------      -----

                                                                                    13,312        .89

                                                                                    --------      -----



FEDERAL AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS /4/-  19.47%



Federal Home Loan Mortgage Corp.:

 8.00% 2003-2010                                                     2,986          3,054         .20

 8.50% 2008-2021                                                     3,323          3,430         .23

 8.75% 2008-2009                                                     1,601          1,655         .11

 9.00% 2017                                                          1,735          1,830         .12

 9.50% 2013                                                          839            887           .06

 10.00% 2004                                                         581            628           .04

 11.00% 2018                                                         91             99            .01

 12.00% 2013                                                         331            367           .02

 12.50% 2013                                                         165            183           .01

 12.75% 2019                                                         84             94            .01

Federal National Mortgage Assn.:

 7.00% 2023                                                          2,570          2,526         .17

 7.50% 2009-2024                                                     30,643         31,013        2.07

 8.00% 2002-2005                                                     3,441          3,535         .24

 8.50% 2008-2023                                                     15,541         16,101        1.07

 9.00% 2001-2022                                                     9,813          10,236        .68

 9.50% 2010-2020                                                     2,082          2,190         .15

 10.00% 2019-2021                                                    4,709          5,127         .34

 10.50% 2004-2020                                                    3,726          4,091         .27

 11.00% 2000-2010                                                    767            836           .06

 12.25% 2013                                                         81             87            .01

Government National Mortgage Assn.:

 5.50% 2023-2024  /2/                                                85,521         84,642        5.63

 6.00% 2023-2024  /2/                                                12,997         13,018        .86

 6.125% 2022  /2/                                                    1,975          2,000         .12

 7.00% 2007-2023  /2/                                                11,954         12,070        .79

 8.00% 2023                                                          1,576          1,615         .11

 8.50% 2007-2025                                                     39,190         40,745        2.71

 9.00% 2008-2025                                                     18,225         19,111        1.27

 9.50% 2016-2025                                                     27,011         29,071        1.94

 9.75% 1999                                                          238            247           .02

 10.25% 2012                                                         397            416           .03

 10.50% 2019                                                         191            211           .01

 11.00% 2010-2019                                                    565            630           .04

 11.50% 2010-2013                                                    398            449           .03

 12.50% 2010-2014                                                    567            641           .04

                                                                                    --------      -----

                                                                                    292,835       19.47

                                                                                    --------      -----



FEDERAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS /4/-
/1.55%/



Federal Home Loan Mortgage Corp., Class B-3, 12.50% 2013             203            221           .01

Federal National Mortgage Assn.:

 Series 91-50, Class H, 7.75% 2006                                   9,000          9,250         .62

 Series 91-146, Class Z, 8.00% 2006                                  3,394          3,489         .23

 Series 88-16, Class B, 9.50% 2018                                   1,011          1,068         .07

 Series 90-93, Class G, 5.50% 2020                                   3,850          3,531         .24

 Trust D2, 11.00% 2009                                               5,333          5,653         .38

                                                                                    --------      -----

                                                                                    23,212        1.55

                                                                                    --------      -----



FEDERAL AGENCY OBLIGATIONS-NON-MORTGAGE-  8.39%



Federal Home Loan Bank Notes:

 6.38% 2003                                                          4,000          3,891         .26

 6.16% 2004                                                          10,000         9,573         .64

 6.27% 2004                                                          3,000          2,886         .19

Federal Home Loan Mortgage Notes:

 6.30% 2003                                                          9,300          9,014         .60

 6.39% 2003                                                          2,000          1,987         .13

 6.50% 2003                                                          2,000          1,953         .13

 6.61% 2003                                                          16,650         16,502        1.10

 6.19% 2004                                                          9,000          8,608         .57

Federal National Mortgage Assn. Medium-Term Note:

 6.30% 1997                                                          15,470         15,441        1.03

 6.14% 2004                                                          3,000          2,831         .19

 6.40% 2004                                                          1,500          1,446         .10

 8.40% 2004                                                          10,000         10,670        .71

FNSM Callable Principal STRIPS:

 1991-B4, 0%/7.94% 2001 /5/                                          20,000         18,547        1.24

 1991-B8, 0%/7.89% 2002 /5/                                          25,000         22,567        1.50

                                                                                    --------      -----

                                                                                    125,916       8.39

                                                                                    --------      -----





U.S. TREASURY OBLIGATIONS-  39.62%



9.375% April 1996                                                    6,500          6,642         .44

6.875% October 1996                                                  15,000         15,185        1.01

6.750% February 1997                                                 74,000         75,006        5.00

8.500% April 1997                                                    15,000         15,609        1.04

8.125% February 1998                                                 59,000         61,922        4.12

7.875% April 1998                                                    1,500          1,570         .10

9.00% May 1998                                                       5,000          5,377         .36

9.25% August 1998                                                    22,250         24,197        1.61

5.125% November 1998                                                 52,000         50,684        3.38

9.125% May 1999                                                      29,250         32,198        2.14

6.750% June 1999                                                     62,000         63,453        4.23

7.750% November 1999                                                 2,500          2,654         .18

8.00% May 2001                                                       8,000          8,712         .58

7.875% August 2001                                                   10,000         10,842        .72

13.375% August 2001                                                  15,000         20,351        1.36

7.500% November 2001                                                 20,000         21,347        1.42

15.75% November 2001                                                 15,000         22,305        1.49

11.125% August 2003                                                  12,000         15,570        1.04

7.250% May 2004                                                      43,000         45,600        3.04

7.250% August 2004                                                   10,000         10,611        .71

11.625% November 2004                                                48,250         65,726        4.38

10.375% November 2009                                                15,000         19,010        1.27



                                                                                    --------      -----

                                                                                    594,571       39.62

                                                                                    --------      -----

Total Bonds & Notes (cost: $1,450,793,000)                                          1,459,17      97.20
                                                                                    9

                                                                                    --------      -----





SHORT-TERM SECURITIES



COMMERCIAL PAPER-  1.38%



Associates Corp. of North America 5.82% due 9/1/95                   11,700         11,698        .78

Pacific Bell Telephone 5.85% due 9/1/95                              9,000          8,999         .60

                                                                                    --------      -----

                                                                                    20,697        1.38

                                                                                    --------      -----







Total Short-Term Securities (cost: $20,697,000)                                     20,697        1.38

                                                                                    --------      -----

Total Investment Securities (cost: $1,471,490,000)                                  1,479,87      98.58
                                                                                    6



Excess of cash and receivables over payables                                        21,307        1.42

                                                                                    --------      -----

Net assets                                                                          1,501,18      100.00%
                                                                                    3

                                                                                    ========      =====








/1/ Some investments are valued in the market on the basis of their effective maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers or the dates at which the investor can put the securities to the issuers for redemption. These effective maturity dates are shown in parentheses.
/2/ Coupon rate may change periodically.
/3/ Issue does not have fixed maturity.
/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.
/5/ Represents a zero-coupon bond which will convert to a coupon-bearing security at a later date.
See Notes to Financial Statements

INTERMEDIATE BOND FUND OF AMERICA
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

at August 31, 1995                                                (dollars in       thousands)

----------------------------------------                          -----------       ------------

ASSETS:

Investment securities at market

 (cost: $1,471,490)                                                                 $1,479,876

Cash                                                                                2,964

Receivables for-

 Sales of investments                                             $ 16,769

 Sales of fund's shares                                           3,778

 Accrued interest                                                 18,946            39,493

                                                                  -----------       ------------

                                                                                    1,522,333

LIABILITIES:

Payables for-

 Purchases of investments                                         17,421

 Repurchases of fund's shares                                     1,661

 Dividends payable                                                547

 Management services                                              505

 Accrued expenses                                                 1,016             21,150

                                                                  -----------       ------------

NET ASSETS AT AUGUST 31, 1995

 Equivalent to $13.52 per share on

 111,032,212 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                        $1,501,183

                                                                                    =============



STATEMENT OF OPERATIONS

for the year ended August 31, 1995                                (dollars in       thousands)

                                                                  -----------       ------------

INVESTMENT INCOME:

Income:

 Interest                                                                           $ 116,409



Expenses:

 Management services fee                                          6,106

 Distribution expenses                                            4,112

 Transfer agent fee                                               1,058

 Reports to shareholders                                          81

 Registration statement and prospectus                            82

 Postage, stationery and supplies                                 148

 Trustees' fees                                                   15

 Auditing and legal fees                                          32

 Custodian fee                                                    65

 Taxes other than federal income tax                              21                11,720

                                                                  -----------       ------------

Net investment income                                                               104,689

                                                                                    ------------

REALIZED LOSS AND UNREALIZED (DEPRECIATION)

 APPRECIATION ON INVESTMENTS:

Net realized loss                                                                   (47,764)

Net unrealized (depreciation) appreciation

 on investments:

 Beginning of year                                                (50,873)

 End of year                                                      8,386

                                                                  -----------

  Net change in unrealized depreciation on

    investments                                                                     59,259

                                                                                    ------------

 Net realized loss and change in unrealized

  (depreciation) appreciation on investments                                        11,495

                                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                    $116,184

                                                                                    ============

Statement of Changes in Net

 Assets                                                           (dollars in       thousands)

----------------------------------------                          ------------      -------------

                                                                  Year ended        August 31,



                                                                  1995              1994

OPERATIONS:                                                       ------------      -------------

Net investment income                                             $   104,689       $    116,210

Net realized loss on investments                                  (47,764)          (28,357)

Net change in unrealized appreciation

 (depreciation) on investments                                    59,259            (122,435)

                                                                  ------------      -------------

 Net increase (decrease) in net assets

  resulting from operations                                       116,184           (34,582)

                                                                  ------------      -------------

DIVIDENDS AND DISTRIBUTIONS PAID

 TO SHAREHOLDERS:

 Dividends from net investment income                             (103,958)         (114,479)

 Distribution from net realized gain

  on investments                                                  0                 (8,496)

                                                                  ------------      -------------

  Total dividends and distributions                               (103,958)         (122,975)

                                                                  ------------      -------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 38,884,119 and 64,292,703

 shares, respectively                                             515,751           904,219

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

5,917,803 and 6,747,528 shares,

 respectively                                                     78,348            94,032

Cost of shares repurchased:

55,272,862 and 64,692,200

 shares, respectively                                             (730,831)         (901,393)

                                                                  ------------      -------------

 Net (decrease) increase in net assets resulting

  from capital share transactions                                 (136,732)         96,858

                                                                  ------------      -------------

TOTAL DECREASE IN NET ASSETS                                      (124,506)         (60,699)



NET ASSETS:

Beginning of year                                                 1,625,689         1,686,388

                                                                  ------------      -------------

End of year (including undistributed

 net investment income of $2,493 and

 $1,762, respectively)                                            $1,501,183        $1,625,689

                                                                  ============      =============


See Notes to Financial Statements

                 NOTES TO FINANCIAL STATEMENTS

1. Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends are declared on a daily basis after the determination of the fund's net asset value and are paid to shareholders on a monthly basis.

  Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $65,000 includes $8,000 that was paid with these credits rather than in cash.

  2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $8,386,000, of which $24,846,000 related to appreciated securities and $16,460,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital loss of $47,764,000 on securities transactions. The fund has available at August 31, 1995 a net capital loss carryforward totaling $39,144,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,471,490,000 at August 31, 1995.

3. The fee of $6,106,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $4,112,000. As of August 31, 1995, accrued and unpaid distribution expenses were $704,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,058,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,581,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $20,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized loss on investments was $79,827,000 and paid-in capital was $1,570,131,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,034,220,000 and $1,099,534,000, respectively, during the year ended August 31, 1995.
PER-SHARE DATA AND RATIOS

                                                      Year         Ended         August       31

                                      --------        --------     --------      ------       --------

                                      1995            1994         1993          1992         1991

                                      --------        --------     --------      ------       --------

Net Asset Value, Beginning

 of Year......................        $13.38          $14.64       $14.28        $13.69       $13.37

                                      --------        --------     --------      ------       --------



INCOME FROM INVESTMENT

 OPERATIONS:

  Net investment income.......        .93             .95          1.00          1.09         1.21

  Net realized and unrealized

   gain (loss) on investments.        .13             (1.20)       .37           .59          .30

   Total from investment              --------        --------     --------      ------       --------

    operations................        1.06            (.25)        1.37          1.68         1.51

                                      --------        --------     --------      ------       --------

LESS DISTRIBUTIONS:

 Dividends from net investment

  income......................        (.92)           (.94)        (1.01)        (1.09)       (1.19)

 Distributions from capital                           (.07)
gains

                                      --------        --------     --------      ------       --------

   Total distributions........        (.92)           (1.01)       (1.01)        (1.09)       (1.19)

                                      --------        --------     --------      ------       --------

Net Asset Value, End of Year..        $13.52          $13.38       $14.64        $14.28       $13.69

                                      ========        ========     ========      ======       ========

Total Return /1/.................     8.33%           (1.80%)      9.95%         12.79%       11.73%



RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year (in

  millions)...................        $1,501          $1,626       $1,686        $1,215       $407

 Ratio of expenses to average

  net assets..................        .78%            .83%         .82%          .90%         1.00%

 Ratio of net income to

  average net assets..........        6.96%           6.79%        7.00%         7.66%        8.67%

 Portfolio turnover rate......        71.91 %         52.94 %      42.59 %       45.01 %      83.00 %




/1/ This was calculated without deducting a sales charge.  The maximum sales
charge is 4.75% of the fund's   offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

 We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America, including the schedule of portfolio investment as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America at August 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Los Angeles, California
September 22, 1995

Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 45% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SHAREHOLDER SERVICES

TO HELP YOU ADD TO YOUR ACCOUNT

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
All dividends and capital gain distributions can be automatically reinvested in additional shares at net asset value (without sales charge), thus providing you with additional potential for growth through compounding.

INVESTING BY MAIL
Simply send a check for $50 or more to the fund's transfer agent. You can send personal checks or you can put bonus, gift or dividend checks to work by endorsing them to the fund for investment into your account.

AUTOMATIC INVESTMENT PLAN
You can make automatic investments regularly by authorizing the fund's transfer agent to deduct a specified sum from your bank account.

CROSS-REINVESTMENT OF DISTRIBUTIONS
You can cross-reinvest dividends or dividends and capital gain distributions from one fund into another at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

TO HELP YOU ADD TO YOUR INVESTMENT AT A REDUCED SALES CHARGE

QUANTITY DISCOUNTS
There are discounts on large investments, whether they are in one fund or a combination of funds in The American Funds Group, as explained in the prospectus.

RIGHT OF ACCUMULATION
You can add the value of your present shares of any of the funds in The American Funds Group (except shares of our money market funds that were purchased directly) to the amount of any new purchase in order to qualify for a quantity discount on your new investment.

STATEMENT OF INTENTION
You can, without obligation, sign a Statement of Intention that allows you to combine the purchases you intend to make over a 13-month period so as to take immediate advantage of the maximum quantity discount available.

TO HELP YOU PAY YOUR BILLS

DIVIDENDS IN CASH
You have the option of taking your dividends in cash.

AUTOMATIC WITHDRAWAL PLAN
You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

TO HELP YOU MEET YOUR CHANGING NEEDS

EXCHANGE PRIVILEGES
Should your goals or financial circumstances change, you can easily restructure your investment program by transferring some or all of your holdings into other funds in The American Funds Group. You can do this at no charge by mail or by phone. Automatic exchanges of $50 or more may also be made between funds. Your initial exchange must meet the receiving fund's minimum investment requirement unless the originating fund's balance is at least $5,000 (in which case you have a year to meet the minimum investment requirement). Please remember that fund exchanges constitute a sale and purchase for tax purposes.

TO HELP YOU TAKE ADVANTAGE OF MONEY-SAVING TAX BENEFITS

INDIVIDUAL RETIREMENT ACCOUNT (IRA)
You can set aside up to $2,000 a year in your personal tax-deferred IRA. Deductibility of contributions depends on other retirement plan coverage and adjusted gross income. All contributions, deductible or nondeductible, continue to grow on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
A SEP is a tax-deferred retirement plan which enables employers to make tax-deductible contributions to employees' IRAs. Through SAR-SEP programs, employees can also make pre-tax contributions to their accounts. Generally, contribution limits on SEPs and SAR-SEPs exceed the IRA limit described above.

401(K) RETIREMENT PLAN FOR EMPLOYEES OF CORPORATIONS
A 401(k) plan is a salary-deferred program, which often allows for larger contributions than IRAs, yet has fewer withdrawal restrictions.

403(B) RETIREMENT PLAN FOR EMPLOYEES OF PUBLIC SCHOOLS OR NONPROFIT
ORGANIZATIONS
You may qualify for this tax-deferred plan if you are employed by a public school system or by a nonprofit organization (e.g., a hospital or foundation).

OTHER RETIREMENT PLANS FOR BUSINESSES
Two prototype plans are available that enable businesses to make tax-deductible contributions into tax-deferred retirement accounts:
-Basic qualified plans (Keogh-type)
Suitable for smaller businesses.
- Full-feature qualified plans (corporate-type)
Suitable for larger businesses. Trusteeship and optional plan administration services are available with prototype or individually designed plans.

TAX INFORMATION ON PLAN DISTRIBUTIONS
We can help you minimize taxes on lump-sum or other retirement plan distributions.

TO HELP YOU WITH RECORDKEEPING

CONFIRMATION OF TRANSACTIONS
You receive account statements reflecting the transactions in your account.

CONSOLIDATED QUARTERLY STATEMENTS
If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

TELEPHONE INFORMATION SERVICE
American FundsLine(R) is a toll-free service which gives you information about your account as well as current prices for all American Funds. Just call 800/325-3590. (Please have your account number and fund number ready.)

IMAGECHECK(SM)
If you're a shareholder in a fund that has check-writing privileges (The Cash Management Trust of America, The U.S. Treasury Money Fund of America or The Tax-Exempt Money Fund of America), each month you'll receive photo images of the front and back of each cleared check on easy-to-file 8 1/2" x 11" statements.

YEAR-END TAX REPORT
At the end of each year, you will receive an individual report which shows the tax status of the dividends and any capital gain distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares you've sold by reporting average cost.

SAFEKEEPING OF CERTIFICATES
Your shares are credited to your account and certificates are not issued unless specifically requested. This helps eliminate the costly, irritating problem of lost or destroyed certificates.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL, Long Beach, California
Chairwoman, Chief Executive Officer and President, The Earth Technology Corporation

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting firm)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director, Capital Research and Management Company

HERBERT HOOVER III, Pasadena, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI, Long Beach, California
Chairman of the Board and Chief Executive Officer, BW/IP International, Inc. (industrial manufacturing)

Leonard Weil retired from the Board effective December 31, 1994. He has been a member of the Board of Trustees since 1987. The Trustees thank him for his many contributions to the fund. Diane Creel and Leonard Fuller were elected Trustees effective September 22, 1994.

OTHER OFFICERS

MARY C. CREMIN, Brea, California
Vice President and Treasurer of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

JOHN H. SMET, Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Compliance Associate - Fund Business Management Group, Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92621-5804
TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205
P.O. Box 659522
San Antonio, Texas 78265-9522
P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Intermediate Bond Fund of America but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA TAG/GRS/2735
Lit. No. IBFA-011-1095
[The American Funds Group (R)]